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                                                                    EXHIBIT 24.2


                              ARTHUR ANDERSEN LLP





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated March 1, 1996, included in LifeQuest Medical, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this Registration Statement.



                                                         /s/ Arthur Andersen LLP

San Antonio, Texas
February 6, 1997